INCOME TAXES	12 Months Ended
Dec. 31, 2025
INCOME TAXES
INCOME TAXES

NOTE 7 – INCOME TAXES

The components of the Company’s deferred tax asset and reconciliation of income taxes computed at the statutory rate to the income tax amount recorded as of December 31, 2025 and 2024, are as follows:

	December 31,	December 31,
	2025	2024
Net operating loss carryforward	$(5,455,192)	$(5,408,790)
Statutory tax rate	21%	21%
Deferred tax asset	(1,145,590)	(1,135,846)
Less: Valuation allowance	1,145,590	1,135,846
Net deferred asset	$-	$-

As of December 31, 2025 and 2024, the Company had approximately $5.46 and $5.41 million in net operating losses (“NOLs”), respectively that may be available to offset future taxable income. NOLs generated in tax years prior to December 31, 2019 can be carryforward for twenty years, whereas NOLs generated after December 31, 2019 can be carryforward indefinitely. In accordance with Section 382 of the U.S. Internal Revenue Code, the usage of the Company’s net operating loss carry forwards is subject to annual limitations following greater than 50% ownership changes.

A reconciliation between expected income taxes, computed at the federal income tax rate of 21% applied to the pretax accounting loss, and our blended state income tax rate of 0% in 2025 and 2024, and the income tax net expense included in the statements of operations for the years ended December 31, 2025 and 2024 is as follows:

	2025		2024
	Amount	Percentage	Amount	Percentage
Loss for the year	(46,402)		(571,534)
Tax benefit at federal statutory rate	$(9,744)	21%	$(120,022)	21%
State income taxes, net of federal benefit*	-	0%	-	0%
Permanent differences	9,744	0%	120,022	0%
Change in valuation allowance	-	0%	-	0%